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                                                                   EXHIBIT 10.11



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

THIS WARRANT AND THE STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THIS WARRANT AND IN A CERTAIN WARRANT PURCHASE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS WARRANT (OR SUCH OWNER'S PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE CORPORATION DURING NORMAL BUSINESS HOURS.


                              BEST PROGRAMS, INC.

                         COMMON STOCK PURCHASE WARRANT

                                 Special Series

                                 Warrant No. __

Date of Issuance:___________               Right to Purchase __
                                           Shares of Common Stock
                                           (subject to adjustment)


                        Not Transferable or Exercisable
                    Except upon Conditions Herein Specified

                     Void After the Dates Specified Herein


         For value received, Best Programs, Inc., a Virginia corporation (the "Company"), hereby grants to ______________ or his registered assigns (the "Registered Holder"), the right to purchase from the Company __ shares of the Company's Common Stock (subject to adjustment pursuant to Section 4 hereof) at a price of $___ per share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"). This Warrant is issued pursuant to the terms of Warrant Purchase Agreement dated as of _________________ (the "Purchase Agreement"), between the Company and the individual listed on Exhibit A thereto. The amount and kind of securities purchasable pursuant to the rights granted under this Warrant and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

       This Warrant is subject to the following provisions:

         1. Definitions. As used in this Warrant, the following terms have the meanings set forth below:

                 "Common Stock" means the Company's Common Stock, no par value per share.

                 "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to
Section 3 of this Warrant.

                 "Date of Issuance" shall have the meaning specified in
Section 12 of this Warrant.
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               "Market Price" means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices an all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith by the Board of Directors of the Company. Notwithstanding the foregoing, until December 23, 1993, the Market Price of the Common Stock will be determined based on a market value of the Company equal to at least $30,000,000.00.

               "NASDAQ System" means the NASDAQ Inter-Dealer Quotation System or such other similar inter-dealer quotation system as may in the future be used generally by members of the National Association of Securities Dealers, Inc., for over-the-counter transactions in securities.

               "Person" means an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

               "Warrants" means this Warrant and all other stock purchase warrants, special series, of the Company issued pursuant to purchase agreements between the Company and the original holder of such Warrants that are substantially identical to the Purchase Agreement, and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

               "Warrant Stock" means shares of the Company's authorized but unissued Common Stock; provided that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Stock" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         2.      Exercise of Warrant.

                 2.1 Exercise Period. The Registered Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time and from time to time after its Date of Issuance and, except as specifically provided in Section 8, prior to the earlier to occur of
(i) 5:00 p.m. (Eastern time) on _____, or (ii) 5:00 p.m. (Eastern time) on the day that is two (2) days prior to the consummation of the sale to an entity with equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, of all or substantially all of the assets or business of the Company, by merger, sale of assets, sale of stock or otherwise (the "Exercise Period"). The Registered Holder will be given at least 20 days prior written notice of the scheduled consummation date of the transaction described in clause (ii) of the previous sentence. Such notice will be sent by first class mail, postage pre-paid, to the address of such Registered Holder shown on the books of the Company.

                 2.2      Exercise Procedure.

                        (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):





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                              (i)      a completed Exercise Agreement, as
                        described below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                              (ii)     this Warrant;

                              (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit I hereto, evidencing the assignment of this Warrant to the Purchaser; and

                              (iv) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.

                        (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within 30 days after the Exercise Date. Unless this Warrant has expired or all of the rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such 30-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                        (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Warrant Stock on the Exercise Date.

                        (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock.

                        (e) The Company will not close its books for the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                        (f) Notwithstanding anything in this Section 2 to the contrary, in the event this Warrant is exercised after the notice provided
Section 2.1 is given, the Registered Holder may condition the exercise of this Warrant on the consummation of the transaction set forth in Section 2.1(ii) by clearly stating such conditional exercise on the completed Exercise Agreement. In the event of such conditional exercise and if the transaction has not been consummated within 90 days after the scheduled consummation date, the Company shall promptly return to the Registered Holder the amount of the check described in Subsection 2.2(a)(iv) (without interest) and the Company shall not thereafter consummate such transaction without at least 10 days prior written notice to the Registered Holder.

               2.3 Exercise Agreement. The Exercise Agreement will be substantially in the form set forth in Exhibit II hereto, except that, subject to compliance with the restrictions set forth in Section 11, if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Exercise Agreement will also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.





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                      2.4     Fractional Shares.  If a fractional share of
Warrant Stock would, but for the provisions of Subsection 2.1, be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Market Price of such fractional share as of the close of business on the Exercise Date.

               3.     Exercise Price.

                      3.1     General.

                              (a)      The initial Exercise Price will be
$___.   In order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time pursuant to this Section 3.

                              (b)      If and whenever the Company issues
or sells, or in accordance with Subsection 3.2 below is deemed to have issued or sold, after the later of (i) December 31, 1992, or (ii) the first day on which the total number of shares of Common Stock outstanding or issuable pursuant to the exercise or conversion of outstanding options, convertible securities or other rights (other than the Warrants and without regard to any shares owned or held by or for the account of the Company or any subsidiary of the Company) exceeds 6,500,000 shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events), any shares of Common Stock for a consideration per share less than the lesser of the Market Price of the Common Stock or the Exercise Price in effect immediately prior to the time of such issuance or sale, then immediately upon such issuance or sale the Exercise Price will be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the Exercise Price immediately prior to such issuance or sale multiplied by the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (y) the aggregate consideration, if any, received or to be received by the Company upon such issuance or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale.

                      3.2 Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Subsection 3.1 above, the following provisions will be applicable:

                              (a)      Issuance of Rights or Options.  If
the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the lesser of the Market Price of the Common Stock or the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options will be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" will be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus, in the case of Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by
(B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of such Options. Except as otherwise provided in paragraphs (c) and (d) below, no adjustment of the Exercise Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.





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

                                  (b)      Issuance of Convertible Securities.
If the Company in any manner issues or sells any Convertible Securities, and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the lesser of the Market Price of the Common Stock or the Exercise Price in effect immediately prior to the time of such issuance or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon such conversion or exchange" will be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in paragraphs
(c) and (d) below, no adjustment of the Exercise Price will be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of Section 3, no further adjustment of the Exercise Price will be made by reason of such issuance or sale.

                                  (c)      Change in Option Price or Conversion
Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in this Section 3 and which have no more favorable effect on the holders of such Options or Convertible Securities than this Section 3 would have if this Section 3 were included in such Options or Convertible Securities), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided, that such adjustment of the Exercise Price will be made only if as a result thereof the Exercise Price then in effect would be reduced. If the purchase price provided for in any Option, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, is reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution of the type set forth herein and which have no more favorable effect on the holders of such Options or Convertible Securities than the provisions hereof would have if the provisions of this Warrant were included in such Options or Convertible Securities, then in the case of the delivery of Common Stock upon the exercise of any such Option or upon the conversion or exchange of any such Convertible Security, the Exercise Price then in effect under this Warrant will forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made in accordance with paragraph (b) above upon the issuance of the shares of Common Stock delivered upon such exercise or conversion, but only if as a result of such adjustment the Exercise Price then in effect under this Warrant would be reduced.

                                  (d)      Treatment of Expired Options and
Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect hereunder will be adjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued.

                                  (e)      Calculation of Consideration
Received. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for consideration part or all of which is cash, the amount of cash consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for a consideration part or all of which is other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in





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

which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as determined in good faith by the Board of Directors of the Company as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

                        (f) Integrated Transactions. In case any Option is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued without consideration.

                        (g) Treasury Shares. The number of shares of Common Stock Deemed Outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary of the Company, and the disposition of any shares so owned or held will be considered an issuance or sale of Common Stock.

                        (h) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               3.3 Subdivision or Combination of Common Stock and Stock Dividends. In case the Company shall at any time after the date hereof (a) issue any shares of Common Stock or of Convertible Securities, or any rights to purchase Common Stock or Convertible Securities, as a dividend upon Common Stock, or (b) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise, or (c) combine outstanding shares of Common Stock, by reclassification or otherwise, the Exercise Price which would apply if purchase rights hereunder were being exercised immediately prior to such action by the Company shall be adjusted by multiplying it by a fraction, the numerator of which shall be the number of shares of Common Stock Deemed Outstanding immediately prior to such dividend, subdivision or combination and the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such dividend, subdivision or combination.

               3.4 Certain Dividends. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in Common Stock or Convertible Securities, the Exercise Price which would apply if purchase rights hereunder were being exercised immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend, to the fair value of such dividend per share of the Common Stock as determined in good faith by the Board of Directors of the Company. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

               3.5 No Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than one cent per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one cent per share.





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                 3.6        Other Events.  If any event occurs of the type
contemplated by the provisions of this Section 3 but not expressly provided for by such provisions, the Board of Directors of the Company will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Holders.

             4. Adjustment of Number of Shares Issuable upon Exercise. Upon each adjustment of the Exercise Price pursuant to Section 3.3 hereof, but in no other event, the Registered Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price in effect on the date purchase rights under this Warrant are exercised, the number of shares of Warrant Stock, calculated to the nearest full share, determined by (a) multiplying the number of shares of Warrant Stock purchasable hereunder immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to such adjustment, and (b) dividing the product so obtained by the adjusted Exercise Price in effect on the date of such exercise.

             5. Effect of Reorganization, Reclassification, Consolidation, Merger or Sale. Subject to Section 2.1, if at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the capital stock of the Company (other than a subdivision or combination of shares provided for in Subsection 3.3 hereof) or any consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any chance in the Common Stock), or any sale or other disposition by the Company of all or substantially all of its assets to any other corporation, the holder of this Warrant shall thereafter upon exercise of this Warrant be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Warrant Stock (and any other securities and property) of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth in this Warrant (including those relating to adjustments of the Exercise Price and the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof as if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation or merger. In the event that in any such reorganization or reclassification, consolidation or merger, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 3 above with the amount of the consideration received upon the issue thereof being determined in good faith by the Board of Directors of the Company. The Company shall not effect an such reorganization, consolidation or merger unless, upon or prior to the consummation thereof, the successor corporation shall assume by written instrument the obligation to deliver to the holder hereof such shares of stock, securities, cash or property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding any other provisions of this Warrant, in the event of sale or other disposition of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise the Warrant shall terminate 60 days after the Company gives written notice to the Registered Holder of this Warrant that such sale or other disposition has been consummated.

             6. Notice of Adjustments. Immediately upon any adjustment of the Exercise Price or increase or decrease in the number of shares of Common Stock purchasable upon exercise of this Warrant, the Company will send written notice thereof to all Registered Holders, stating the adjusted Exercise Price and the increased or decreased number of shares purchasable upon exercise of this Warrant and setting forth in reasonable detail the method of calculation for such adjustment and increase or decrease. When appropriate, such notice may be given in advance and included as part of any notice required to be given pursuant to Section 7 below.





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
            7. Prior Notice as to Certain Events.  In case at any time:

               (a) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

               (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights, or

               (c) there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or a sale or disposition of all or substantially all its assets (other than a transaction described in Section 2.l(ii)); or

               (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in each of said cases, the Company shall give prior written notice, by first class mail, postage prepaid, addressed to the Registered Holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. A copy of each such notice shall be sent simultaneously to each transfer agent of the Company's Common Stock. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

            8. Put Rights.

               (a)       In the event the Company has not had a
registration statement filed under the Securities Act of 1933, as amended (the "Act"), covering the Company's first public offering of Common Stock declared effective by December 23, 1993 (the "First Anniversary Date"), the Registered Holder shall have the right until January 23, 1994 (the "First Put Date"), to require the Company to redeem all or a part of this Warrant by paying the Registered Holder $3.08 (as adjusted for stock splits, stock dividends, recapitalizations and similar events) for each share of Warrant Stock then issuable upon the exercise of this Warrant that the Registered Holder requests to be redeemed. In the event the Company has not had a registration statement filed under the Act covering the Company's first public offering of Common Stock declared effective by December 23, 1997 (the "Fifth Anniversary Date") (collectively, the First Anniversary Date and the Fifth Anniversary Date shall be hereinafter referred to as the "Anniversary Dates"), the Registered Holder shall have the right until January 23, 1998 (the "Second Put Date") (collectively, the First Put Date and the Second Put Date shall be hereinafter referred to as the "Put Dates"), to require the Company to redeem all or a part of this Warrant by paying, subject to the proviso set forth in this sentence, the Registered Holder the greater of (i) $3.08 (as adjusted for stock splits, stock dividends, recapitalizations and similar events) or (ii) the difference between $4.62 (as adjusted for stock splits, stock dividends, recapitalizations and similar events) and the value per share of Common Stock as determined by an appraiser mutually acceptable to the Company and the Registered Holder for each share of Warrant Stock then issuable upon the exercise of this Warrant (without regard to any termination of this Warrant pursuant to Section 2.l(i)) that the Registered Holder requests to be redeemed, provided, however, that the Registered Holder shall not have the right to receive the consideration set forth in clause (ii) of this sentence if the number of shares of Warrant Stock then issuable upon the exercise of this Warrant is not greater than 10,000 shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events). In the event that the Company and the Registered Holder cannot agree on a mutually acceptable appraiser, the Company and the Registered Holder will each select an appraiser. If the two appraisers cannot agree on the value per share of Common Stock, the two appraisers will select a third appraiser with knowledge and experience in the software industry, in which event the value of per share of Common Stock will be the average of the two highest appraisals submitted by the three appraisers. The cost of any appraisal under this
Section 8(a) shall be borne equally by the Company and the Registered Holder.

                        (b) The rights granted by this Section 8 shall be exercised by the Registered Holder by the delivery of written notice thereof to the Company on or prior to the applicable Put Date. In the event of the exercise of the right granted by this Section 8, subject to clause (d) of this
Section 8 the Company shall pay to the Registered Holder the amounts payable pursuant to this Section 8 within 120 days of the applicable Anniversary Dates. In the event the amounts payable pursuant to this Section 8 are not paid within 120 days of the applicable anniversary dates, such amounts shall thereafter bear annual interest at an interest rate equal to the then prime rate offered by the Company's principal bank to its best corporate customers plus five percentage points.

                        (c) Upon the exercise of any right granted by this Section 8, this Warrant shall terminate and thereafter be of no further force or effect with respect to the Warrant Shares requested to be redeemed by the Registered Holder and, if there are Warrant Shares still issuable upon exercise of this Warrant, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised.

                        (d) If the funds of the Company legally available for redemption of the Warrants are insufficient to redeem the Warrants required under this Section 8 or Section 8 of any other Warrants to be redeemed on any Put Date, those funds which are legally available will be used to redeem the maximum possible number of such Warrants ratably on the basis of the number of Warrants which would be redeemed on such date if the funds of the Company legally available therefor had been sufficient to redeem all Warrants required to be redeemed on such date. At any time thereafter when additional funds of the Company become legally available for the redemption of the Warrants, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Company was theretofore obligated to redeem, ratably on the basis set forth in the preceding sentence.

             9. Reservation of Common Stock. The Company will at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.

             10. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, will give rise to any liability of such Holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

          II.    Warrant Transferable.

               (a) Subject to the transfer conditions referred to in paragraphs (b) and (c), below, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit I hereto) at the principal office of the Company.

               (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Act (or any similar statute then in effect), or (ii) an opinion of legal counsel reasonably acceptable to the Company to the effect that such registration is not, under the circumstances, required.

               (c) Each Registered Holder of this Warrant agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise without the prior written approval of the Company, which approval may be withheld only in a case where the transferee is a potential or actual customer, supplier, competitor or a party whose interests are viewed as contrary to the Company's interests. In no event shall such a sale, pledge, distribution, offer for sale, transfer or other distribution occur without the prior solicitation of the prior written approval of the Company, which approval may be deemed received if the Company does not otherwise notify the Registered Holder within 10 business days after the request for approval is received by the Company. Any dispute between the parties relating to this Section 11(c) shall be determined by arbitration in accordance with the Rules of the ITAA Alternative Dispute Resolution procedures, if available, or in accordance with the commercial arbitration rules of the American Arbitration Association, if the ITAA procedures are not available. In either event, the arbitration shall be conducted by a single arbitrator chosen in accordance with the applicable rules, which arbitrator shall have knowledge and experience in the computer software industry. The arbitration shall be conducted in Washington, D.C., or in such other location as the parties may mutually agree. The costs of any arbitration relating to this Section 11(c) shall be borne by the party that does not prevail in the arbitration.

         12.   Warrant Exchangeable for Different Denominations.  This
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

         13.   Miscellaneous.

               13.1 Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder of this Warrant.

               13.2 Notices. Any notices required to be sent to a Registered Holder will be delivered to the address of such Registered Holder shown on the books of the Company. Except as otherwise provided herein, all notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

               13.3 Descriptive Headings; Governing Law. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the Commonwealth of Virginia.

             IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal.

                              BEST PROGRAMS, INC.


  [CORPORATE SEAL]           By:
                                -------------------------------
                                James F. Petersen, President
  Attest:

--------------------------
          Secretary

                                                                       EXHIBIT I



                                   ASSIGNMENT


FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Names of Assignee            Address                  No. of Shares
-----------------            -------                  -------------




Dated:
                        Signature
                                  ---------------------

                                  ---------------------
                        Witness
                                  ---------------------

                                                                      EXHIBIT II
                             EXERCISE AGREEMENT
To:
Dated:


                                        The undersigned, pursuant to the
provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase _____ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full for such Warrant Stock at the price per share provided by such Warrant.



                         Signature
                                  ---------------------

                                  ---------------------

                         Address
                                  ---------------------

                                  ---------------------